Themes US R&D Champions ETF
Schedule of Investments
as of December 31, 2023 (Unaudited)

COMMON STOCKS - 99.7%	Shares	Value
Health Care – 16.4%
Align Technology, Inc.(a)	48	$13,152
Edwards Lifesciences Corp.(a)	142	10,828
Eli Lilly & Co.	16	9,327
Intuitive Surgical, Inc.(a)	34	11,470
Johnson & Johnson	62	9,718
Medtronic PLC	128	10,545
STERIS PLC	44	9,673
Teleflex, Inc.	48	11,968
		86,681

Industrial Products - 4.2%
Keysight Technologies, Inc.(a)	74	11,773
Trimble, Inc.(a)	192	10,214
		21,987

Media - 9.6%
Alphabet, Inc. - Class A(a)	72	10,058
Electronic Arts, Inc.	72	9,850
Meta Platforms, Inc. - Class A(a)	30	10,619
Netflix, Inc.(a)	22	10,711
Trade Desk, Inc. - Class A(a)	128	9,211
		50,449

Renewable Energy - 2.9%
Enphase Energy, Inc.(a)	114	15,064

Software & Tech Services - 38.6%(b)
Adobe, Inc.(a)	16	9,546
Akamai Technologies, Inc.(a)	88	10,415
Amdocs Ltd.	112	9,844
ANSYS, Inc.(a)	32	11,611
Autodesk, Inc.(a)	46	11,200
Cadence Design Systems, Inc.(a)	38	10,350
CoStar Group, Inc.(a)	122	10,662
Fortinet, Inc.(a)	158	9,248
International Business Machines Corp.	62	10,140
Intuit, Inc.	18	11,251
Microsoft Corp.	26	9,777
Oracle Corp.	88	9,278
Paycom Software, Inc.	36	7,442
PayPal Holdings, Inc.(a)	174	10,685
Roper Technologies, Inc.	18	9,813
Salesforce, Inc.(a)	44	11,577
ServiceNow, Inc.(a)	16	11,304
Synopsys, Inc.(a)	19	9,783
Veeva Systems, Inc. - Class A(a)	46	8,856
Zoom Video Communications, Inc. - Class A(a)	150	10,787
		203,569

Tech Hardware & Semiconductors – 28.0%(b)
Advanced Micro Devices, Inc.(a)	92	13,561
Applied Materials, Inc.	68	11,021
Arista Networks, Inc.(a)	44	10,362
Cisco Systems, Inc.	172	8,689
Corning, Inc.	340	10,353
Intel Corp.	246	12,362
KLA Corp.	19	11,045
Lam Research Corp.	16	12,532
NetApp, Inc.	124	10,932
NVIDIA Corp.	22	10,895
QUALCOMM, Inc.	84	12,149
Teradyne, Inc.	108	11,720
Zebra Technologies Corp. - Class A(a)	44	12,027
		147,648
TOTAL COMMON STOCKS (Cost $498,492)		525,398

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%	Shares
First American Treasury Obligations Fund - Class X, 5.25%(c)	1,490	1,490
TOTAL SHORT-TERM INVESTMENTS (Cost $1,490)		1,490

TOTAL INVESTMENTS - 100.0% (Cost $499,982)		$526,888
Other Assets in Excess of Liabilities - 0.0%(d)		85
TOTAL NET ASSETS - 100.0%		$526,973

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day effective yield as of December 31, 2023.
(d)	Represents less than 0.05% of net assets.

Themes ETF Trust

The following is a summary of significant accounting policies consistently followed by Themes Global Systemically Important Banks ETF (“GSIB”), Themes Generative Artificial Intelligence ETF (“WISE”), Themes Natural Monopoly ETF (“CZAR”), Themes Cloud Computing ETF (“CLOD”), Themes US Cash Flow Champions ETF (“USCF”), Themes US R&D Champions ETF (“USRD”), Themes Airlines ETF (“AIRL”), Themes European Luxury ETF (“FINE”), Themes Cybersecurity ETF (“SPAM”), Themes Gold Miners ETF (“AUMI”), and Themes US Small Cap Cash Flow Champions ETF (“SMCF”)(each a “Fund,” or collectively the “Funds”).

Security Valuation. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by Themes Management Company, LLC (the “Adviser”), using procedures adopted by the Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Funds’ Board. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of December 31, 2023, none of the Funds held any fair valued securities.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2023:

Themes US R&D Champions ETF
	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$525,398	$–	$–	$525,398
Money Market Funds	1,490	–	–	1,490
Total Investments	$526,888	$–	$–	$526,888

Refer to the Schedule of Investments for industry classifications.